Exhibit 32.2

MONY LIFE INSURANCE COMPANY OF AMERICA

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of MONY Life Insurance Company of America (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stanley B. Tulin, Vice Chairman of the Board and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stanley B. Tulin
Stanley B. Tulin
Vice Chairman of the Board and
Chief Financial Officer

Date: August 16, 2004